REX-OSPREYTM ETH + STAKING ETF (ESK)

REX-OSPREYTM SOL + STAKING ETF (SSK)

(each, a “Fund” and collectively, the “Funds”)

Each a series of

ETF Opportunities Trust

Supplement dated August 29, 2025
to the Prospectus and Statement of Additional Information
dated June 27, 2025
as supplemented from time to time

The changes described below are being made to the Prospectus and Statement of Additional Information.

Effective September 1, 2025, the REX-OSPREYTM ETH + STAKING ETF and the REX-OSPREYTM SOL + STAKING ETF (each a “Fund” and together the “Funds”) will each be taxed as a “regulated investment company,” and as such they intend to comply with Subchapter M of the Internal Revenue Code. Any and all references to the Funds being taxed as a “C-corporation” in the Prospectus and Statement of Additional Information are hereby deleted.

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For more information regarding this supplement please call 1-844-802-4004.

This Supplement and the existing Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information has been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 844-802-4004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.